SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 13, 2003


                           KRONOS INTERNATIONAL, INC.
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               (Exact name of registrant as specified in charter)



Delaware                        333-100047                         22-2949593
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(State or other            (Commission File No.)               (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas                    77060
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300
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                          Not Applicable
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         (Former name or former address, if changed since last report)

Item 5.     Other Events.
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      On February 13, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference. The press release relates to an announcement by Registrant of its financial results for the fourth quarter and year ended December 31, 2002. The foregoing press release shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


Item 7.

c)    Exhibits

99.1        Press Release dated February 13, 2003.



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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          KRONOS INTERNATIONAL, INC.
                                          (Registrant)



                                          /S/Robert D. Hardy
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                                          Robert D. Hardy
                                          Vice President and
                                          Chief Financial Officer


Dated: February 13, 2003